Exhibit 32

                                  CERTIFICATION
                                  -------------


      Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Wilson Greatbatch Technologies, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended October 1, 2004
(the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 10, 2004        /s/ Edward F. Voboril
                                -----------------------------------------
                                Edward F. Voboril
                                President and Chief Executive Officer and
                                Chairman of the Board



Dated: November 10, 2004        /s/ Lawrence P. Reinhold
                                -----------------------------------------
                                Lawrence P. Reinhold
                                Executive Vice President and
                                Chief Financial Officer


This certification is being furnished solely to accompany this Form 10-Q pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise, and is not to be deemed incorporated by reference into any filing of the Company except to the extent the company specifically incorporates it by reference therein.




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